UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 21, 2006
                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                       INTERCELL INTERNATIONAL CORPORATION
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Nevada                             0-14306                            84-0928627
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)          (IRS Employer
of incorporation)                                         Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (303) 592-1010
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

   None.

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

         None

                        Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


                     Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

Sale of Series A Preferred Shares

         On August 21, 2006 (the "Issue Date"), in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act") pursuant to Section 4(2) of the 1933 Act and Regulation D promulgated thereunder, Intercell International Corporation (the "Company") issued to NewMarket Technology, Inc. ("NewMarket") a total of 250,000 shares of its newly designated Series A Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock") for an aggregate purchase price of $250,000 per a Securities Purchase Agreement executed by both parties. For purposes of acquiring the shares of Series A Preferred Stock, NewMarket deposited the funds in an escrow account, to be used to purchase outstanding debt of the Company.

         The terms of the Series A Preferred Stock, including but not limited to its rights and preferences, are as set forth in the Certificate of Designation of Series A Preferred Stock attached as an exhibit to this Report, and is incorporated by reference herein. The shares of Series A Preferred Stock may be converted into that number of authorized but unissued common stock, par value $0.001 per share of the Company, which shall be equal to 60% ownership of the Company after giving effect to such issuance on and as of the date of conversion.

Item 3.03 Material Modification to Rights of Security Holders

Change in Voting

         The information provided in Item 3.02 of this Current Report is incorporated herein by reference. As a result of the issuance of the Series A Preferred Stock to NewMarket as described in response to Item 3.02 of this Report, a change in control of the Company has occurred.

         The Series A Preferred Stock votes as a single class with the voting Common Stock and any other voting securities of the Company. The record holders of the Series A Preferred Stock shall have the right to vote on any matter with holders of common stock voting together as one (1) class. The record holders of the 250,000 shares of Series A Preferred Stock shall have that number of votes (identical in every other respect to the voting rights of the holders of other series of voting preferred shares and the holders of common stock entitled to vote at any Regular or Special Meeting of the Shareholders) equal to that number of common shares which is not less than 60% of the vote required to approve any action, which Nevada law provides may or must be approved by vote or consent of the holders of other series of voting preferred shares and the holders of common shares or the holders of other securities entitled to vote, if any.

         As a result, as of the Issue Date, NewMarket acquired approximately 60% of the voting power of the Company on a fully diluted basis. If NewMarket converts the Series A Preferred Stock into Common Stock, NewMarket would own approximately 60% of the Company's Common Stock and approximately 60% of the voting power of the Company on a fully diluted basis as of the Conversion Date.

         NewMarket is a Nevada corporation located in Dallas, Texas. As disclosed by the Company in a Current Report on Form 8K dated August 7, 2006, the Company on or before September 30, 2006 will acquire ownership of NewMarket's wholly-owned subsidiary, NewMarket China. The Company is not aware of any arrangements which may result in a future change in control of the Company.


       Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

         None

                 Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

   None

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

        None

                       Section 6 - Asset-Backed Securities

Item 6.01 ABS Informational and Computational Material

        None

Item 6.02 Change of Servicer or Trustee

        None

Item 6.03 Change in Credit Enhancement or Other External Support

        None

Item 6.04 Failure to Make a Required Distribution

        None

Item 6.05 Securities Act Updating Disclosure

        None

                            Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

            None.


                            Section 8 - Other Events

Item 8.01 Other Events

Filing of Certificate of Designation

         On August 21, 2006, the Company filed the Certificate of Designation creating the rights, preferences and privileges of its Series A Preferred Stock with the Secretary of State of the State of Nevada. The information provided in
Item 1.01 above is incorporate herein by reference. A copy of the Certificate of Designation is attached hereto as Exhibit 4.01.






                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

   (c) Exhibits The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.

     Exhibit No.                               Description

            4.01        Certificate of Designation of Series A Preferred Stock*
           10.01 Stock Purchase Agreement by and between Intercell Inter-national Corporation and NewMarket*

--------------------
*Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 21, 2006                          INTERCELL INTERNATIONAL
                                                      CORPORATION



                                                /s/ Kristi J. Kampmann
                                                --------------------------------
                                                     Kristi J. Kampmann
                                                     Chief Financial Officer